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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                 --------------------


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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                           WASHINGTON WATER POWER CAPITAL I
                    (Exact name of registrant as specified in its
                                Declaration of Trust)

                   Delaware                      To Be Applied For
          (State of incorporation or   (I.R.S. Employer Identification No.)
                 organization


                               1411 East Mission Avenue
                              Spokane, Washington 99202
             (Address of principal executive offices, including zip code)

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          Securities to be registered pursuant to Section 12(b) of the Act:

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              Title of each class         Name of each exchange on which
              to be so registered        each class is to be so registered
           -----------------------------------------------------------------
             % Securities, Series A           New York Stock Exchange
             (and the Guarantee with
             respect thereto)
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               If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

               If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


               Securities to be registered pursuant to Section 12(g) of the
          Act:   None

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               The Commission respectfully is requested to send copies of all notices, orders and communications to:

                                    Kevin Stacey
                                  Reid & Priest LLP
                                 40 West 57th Street
                               New York, New York 10019

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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


          Item 1.   Description of Registrant's Securities to be
                    --------------------------------------------
                    Registered.
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               The securities to be registered hereby are      %
          Securities, Series A ("Securities"), of Washington Water Power Capital I, a Delaware business trust. The Securities represent undivided beneficial interests in the assets of Washington Water Power Capital I and are guaranteed by The Washington Water Power Company (the "Company"), a Washington corporation, to the extent set forth in the form of the Securities Guarantee Agreement by the Company to Wilmington Trust Company, as Guarantee Trustee (the "Securities Guarantee"). The Securities Guarantee is incorporated by reference to Exhibit 4(a)-14 to the Registration Statement on Form S-3 of the Company and Washington Water Power Capital I (Registration Nos. 333-16353 and 333-16353-01), filed with the Securities and Exchange Commission (the "Commission") on November 19, 1996, and amended by Amendment No. 1 thereto, filed with the Commission on January 7, 1997 (such registration statement, as so amended, the "Registration Statement"). The particular terms of the Securities and Securities Guarantee are described in the Prospectus, dated January ___, 1997, to be filed with the Commission pursuant to Rule 424 of the Securities Act of 1933, as amended, in connection with the Registration Statement (the "Prospectus"). The Prospectus and the form of Securities Guarantee are incorporated by reference herein as set forth in
          Item 2 below.


          Item 2.   Exhibits.
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               The Securities described herein are to be registered on the
          New York Stock Exchange, on which no other securities of Washington Water Power Capital I are registered. Accordingly, the following Exhibits required in accordance with Part II to the instructions as to Exhibits to Form 8-A have been duly filed with the New York Stock Exchange. Each Exhibit was previously filed as indicated with the Commission and is incorporated herein by reference.



          Exhibit                                 Description and Method
          Number                                  of Filing
          ------                                  ----------------------

          1(a)     The Prospectus                 Filed as part of the
                                                  Registration Statement of
                                                  the Company and
                                                  Washington Water Power
                                                  Capital I (Reg. Nos. 333-
                                                  16353 and 333-16353-01).

          4(a)     Certificate of Trust of        Filed as Exhibit 4(a)-1
                   Washington Water Power         to the Registration
                   Capital I                      Statement of the
                                                  Company and Washington
                                                  Water Power Capital I
                                                  (Reg. Nos. 333-16353 and
                                                  333-16353-01).

          4(b)     Declaration of Trust of        Filed as Exhibit 4(a)-4
                   Washington Water Power         to the Registration
                   Capital I                      Statement of the
                                                  Company and Washington
                                                  Water Power Capital I
                                                  (Reg. Nos. 333-16353 and
                                                  333-16353-01).

          4(c)     Form of Amended and            Filed as Exhibit 4(a)-7
                   Restated Declaration of        to the Registration
                   Trust of Washington Water      Statement of the
                   Power Capital I                Company and Washington
                                                  Water Power Capital I
                                                  (Reg. Nos. 333-16353 and
                                                  333-16353-01).

          4(d)     Form of Indenture between      Filed as Exhibit 4(a)-10
                   the Company and Wilmington     to the Registration
                   Trust Company, as Trustee      Statement of the Company
                                                  and Washington Water
                                                  Power Capital I (Reg.
                                                  Nos. 333-16353 and 333-
                                                  16353-01).

          4(e)     Form of Subordinated Debt      Filed as Exhibit 4(a)-11
                   Security (contained in the     to the Registration
                   Form of Officer's              Statement of the Company
                   Certificate)                   and Washington Water
                                                  Power Capital I (Reg.
                                                  Nos. 333-16353 and 333-
                                                  16353-01).

          4(f)     Form of Securities             Filed as Exhibit 4(a)-14
                   Guarantee Agreement            to the Registration
                                                  Statement of the Company
                                                  and Washington Water
                                                  Power Capital I (Reg.
                                                  Nos. 333-16353 and 333-
                                                  16353-01).

          5(a)     Form of Security (contained    Filed as Exhibit
                   in the Form of Amended and     4(a)-7 to the
                   Restated Declaration           Registration Statement
                   of Trust)                      of the Company and
                                                  Washington Water Power
                                                  Capital I (Reg. Nos. 333-
                                                  16353 and 333-16353-01).

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                                      SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


          Dated:  January 7, 1997       Washington Water Power Capital I



                                     By:/s/ Lawrence J. Pierce
                                        ----------------------------------
                                        Lawrence J. Pierce, not in his
                                        individual capacity, but solely as
                                        Regular Trustee